Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-QSB/A of Colorado Goldfields Inc. (the “Company”) for the period ended November 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, C. Stephen Guyer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 29, 2008

/s/ C. Stephen Guyer
C. Stephen Guyer
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)